                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
          (INCLUDING THE ASSOCIATED PREFERRED SHARES PURCHASE RIGHTS)

                                       OF

                             METRA BIOSYSTEMS, INC.
                       PURSUANT TO THE OFFER TO PURCHASE
                               DATED JUNE 9, 1999

                                       BY

                             MBS ACQUISITION CORP.
                           A WHOLLY-OWNED SUBSIDIARY

                                       OF

                               QUIDEL CORPORATION

           THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
  NEW YORK CITY TIME, ON THURSDAY, JULY 8, 1999, UNLESS THE OFFER IS EXTENDED.

                        THE DEPOSITARY FOR THE OFFER IS:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

             BY MAIL OR OVERNIGHT DELIVERY                              BY FACSIMILE TRANSMISSION
              40 Wall Street, 46th Floor                            (FOR ELIGIBLE INSTITUTIONS ONLY)
               New York, New York 10005                                      (718) 234-5001
                                                                CONFIRM RECEIPT OF FACSIMILE BY TELEPHONE
                                                                             (718) 921-8200

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFOR AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

----------------------------------------------------------------------------------------------------------------
                                         DESCRIPTION OF SHARES TENDERED
                                           (SEE INSTRUCTIONS 3 AND 4)
----------------------------------------------------------------------------------------------------------------
                                                           NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
      SHARE CERTIFICATE(S) AND SHARES TENDERED              (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)
       (ATTACH ADDITIONAL LIST, IF NECESSARY)                     APPEAR(S) ON SHARE CERTIFICATE(S))
----------------------------------------------------------------------------------------------------------------
                    TOTAL NUMBER
                     OF SHARES
     SHARE          EVIDENCED BY         NUMBER
  CERTIFICATE          SHARE           OF SHARES
   NUMBER(S)*     CERTIFICATE(S)*      TENDERED**
----------------------------------------------------

----------------------------------------------------

----------------------------------------------------

----------------------------------------------------

----------------------------------------------------

----------------------------------------------------

----------------------------------------------------

----------------------------------------------------

----------------------------------------------------

----------------------------------------------------
 TOTAL SHARES:
----------------------------------------------------------------------------------------------------------------

   * Need not be completed by shareholders delivering Shares by Book-Entry Transfer.

  ** Unless otherwise indicated, it will be assumed that all Shares evidenced by each Share Certificate delivered to the Depositary are being tendered hereby. See Instruction 4.

    This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or if delivery of Shares (as defined below) is to be made by book-entry transfer to an account maintained by the Depositary at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 3 of the Offer to Purchase (as defined below). Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary. Shareholders who deliver Shares by book-entry transfer are referred to herein as "Book-Entry Shareholders" and other shareholders are referred to herein as "Certificate Shareholders."

    Shareholders whose certificates evidencing Shares ("Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary or complete the procedures for book-entry transfer before the Expiration Date (as defined in the section "INTRODUCTION" of the Offer to Purchase) must tender their Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2.

/ /  CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY AT THE BOOK-ENTRY TRANSFER FACILITY, AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

    Name of Tendering Institution: _____________________________________________

    Account Number: ____________________________________________________________

    Transaction Code Number: ___________________________________________________

/ /  CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY:

    Name(s) of Registered Holder(s): ___________________________________________

    Window Ticket No. (if any): ________________________________________________

    Date of Execution of Notice of Guaranteed Delivery: ________________________

    Name of Institution which Guaranteed Delivery: _____________________________

    Account Number (if delivered by Book-Entry Transfer): ______________________

    Transaction Code Number: ___________________________________________________

/ /  CHECK HERE IF YOU CANNOT LOCATE YOUR CERTIFICATE(S) AND REQUIRE ASSISTANCE
    IN REPLACING THEM. UPON RECEIPT OF NOTIFICATION BY THIS LETTER OF TRANSMITTAL, THE COMPANY'S STOCK TRANSFER AGENT WILL CONTACT YOU DIRECTLY WITH REPLACEMENT INSTRUCTIONS.

               BOXES ABOVE FOR USE BY ELIGIBLE INSTITUTIONS ONLY

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

    The undersigned hereby tenders to MBS Acquisition Corporation (the "Purchaser"), a Delaware corporation and a wholly-owned subsidiary of Quidel Corporation, a Delaware corporation ("Parent"), the shares of common stock of Metra Biosystems, Inc. (the "Company"), par value $0.001 per share (the "Common Stock"), including the associated preferred shares purchase rights (the "Rights") issued pursuant to the Preferred Shares Rights Agreement between the Company and American Stock Transfer & Trust Company, as Rights Agent, dated as of January 11, 1994, as first amended on January 17, 1997, as second amended on November 3, 1998 and as third amended on June 4, 1999, (the "Rights" and, together with the Common Stock, the "Shares"), pursuant to the Purchaser's offer to purchase all outstanding Shares at a price of $1.78 per share (the "Merger Price"), net to the seller in cash, upon the terms and subject to the conditions set forth in Purchaser's offer to purchase, dated June 9, 1999 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase and any amendments or supplements hereto or thereto, constitute the "Offer"). The undersigned understands that the Purchaser reserves the right to transfer or assign, in whole or in part from time to time, to any subsidiaries or affiliates of the Purchaser the right to purchase Shares tendered pursuant to the Offer. As used herein, the term "Purchaser" shall, if applicable, include any such subsidiary and affiliate.

    Upon the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), effective upon acceptance for payment of and payment for the Shares tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of the Purchaser, all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof (collectively, "Distributions")) and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, upon receipt by the Depositary, as the undersigned's agent, of the Merger Price (adjusted, if appropriate, as provided in the Offer to Purchase),
(b) present such Shares and all Distributions for cancellation and transfer on the Company's books and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms of the Offer.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the tendered Shares and all Distributions and that, when the same are accepted for payment by the Purchaser, the

Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, claims, charges and encumbrances, and the same will not be subject to any adverse claims. The undersigned shall, upon request, execute any signature guarantees or additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares and all Distributions. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Purchaser any such Distributions issued to the undersigned, in respect of the tendered Shares, accompanied by documentation of transfer, and pending such remittance or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire Merger Price or deduct from the Merger Price the amount or value thereof, as determined by the Purchaser, in its sole discretion.

    All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

    The undersigned hereby irrevocably appoints designees of the Purchaser, the attorneys and proxies of the undersigned, each with full power of substitution, to vote at any annual, special or adjourned meeting of the Company's shareholders or otherwise act (including pursuant to written consent) in such manner as each such attorney and proxy or his or her substitute will in his or her sole discretion deem proper, to execute any written consent concerning any matter as each such attorney and proxy or his or her substitute will in his or her sole discretion deem proper with respect to, and to otherwise act with respect to, all the Shares tendered hereby that have been accepted for payment by the Purchaser before the time any such vote or action is taken (and any and all Distributions issued or issuable in respect thereof) and with respect to which the undersigned is entitled to vote. This appointment is effective when, and only to the extent that, the Purchaser accepts for payment such Shares as provided in the Offer to Purchase. This power of attorney and proxy is coupled with an interest in the tendered Shares, is irrevocable and is granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Such acceptance for payment shall revoke all prior powers of attorney and proxies given by the undersigned at any time with respect to such Shares, and no subsequent powers of attorney or proxies may be given by the undersigned (and, if given, shall not be deemed effective). The Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment of such Shares, the Purchaser must be able to exercise full voting and other rights with respect to such Shares, including voting at any shareholders meeting then scheduled.

    The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty to the Purchaser that (i) the undersigned has a net long position in the Shares or equivalent securities being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (ii) the tender of such Shares compiles with Rule 14e-4. The Purchaser's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer.

    The undersigned understands that upon the terms and conditions of the Offer, the Company will pay $1.78 net per Share, without interest, for Shares validly tendered and not properly withdrawn pursuant to the Offer, taking into account the number of Shares so tendered. The undersigned understands that all Shares validly tendered and not properly withdrawn will be purchased at the Merger Price upon the terms and subject to the conditions of the Offer.

    The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Purchaser may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may not be required to purchase any of the Shares tendered hereby or may accept for payment fewer than all of the Shares tendered hereby.

    The undersigned understands that a tender of Shares pursuant to the Offer will include a tender of the Rights and that no separate consideration will be paid for such Rights.

    The undersigned understands that acceptance of Shares by the Purchaser for payment will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer.

    Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the Merger Price of any Shares purchased, and/or return any certificates for Shares not tendered or accepted for payment, in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the Merger Price of any Shares purchased, and/or any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the Merger Price of any Shares purchased, and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of, and mail said check and/or any certificates to, the person or persons so indicated. In the case of a book-entry delivery of Shares, please credit the account maintained at the Book-Entry Transfer Facility with any Shares not accepted for payment. The undersigned recognizes that the Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder(s) thereof if the Company does not accept for payment any of the Shares so tendered.

-----------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

  To be completed ONLY if the check for the Merger Price of Shares purchased or Share Certificates evidencing Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

  Issue check and/or certificate(s) to:

  Name _______________________________________________________________________
  ____________________________________________________________________________
  ____________________________________________________________________________
                                  PLEASE PRINT
  Address ____________________________________________________________________
  ____________________________________________________________________________
  ____________________________________________________________________________
                                INCLUDE ZIP CODE

  ____________________________________________________________________________
                 TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.
                           (SEE SUBSTITUTE FORM W-9)

-----------------------------------------------------

-----------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

  To be completed ONLY if the check for the purchase of Shares purchased or Share Certificates evidencing Shares not tendered or not purchased are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown under "Description of Shares Tendered."

  Mail check and/or certificate(s) to:

  Name _______________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                                  PLEASE PRINT

  Address ____________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________

                                INCLUDE ZIP CODE

-----------------------------------------------

--------------------------------------------------------------------------------

                                   IMPORTANT:
                            SHAREHOLDER(S) SIGN HERE

                     (PLEASE COMPLETE SUBSTITUTE FORM W-9)

                                  ________________________________

                           SIGNATURE(S) OF HOLDER(S)

  Dated: ____________________________________________________________________,
  1999

  (Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificates or on a security position listing or by a person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)

  Name(s): ___________________________________________________________________

  ____________________________________________________________________________

                                  PLEASE PRINT

  Capacity: __________________________________________________________________

  ____________________________________________________________________________

                           PLEASE PROVIDE FULL TITLE

  Address: ___________________________________________________________________

                                                              INCLUDE ZIP CODE

  Telephone No.: _____________________________________________________________

                               INCLUDE AREA CODE

  Taxpayer Identification or
  Social Security Number: ____________________________________________________

                            SEE SUBSTITUTE FORM W-9

                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED--SEE INSTRUCTIONS 1 AND 5)

             SPACE BELOW IS FOR USE BY FINANCIAL INSTITUTIONS ONLY.
                            FINANCIAL INSTITUTIONS:
               PLACE MEDALLION GUARANTEE IN SPACE PROVIDED BELOW.

  ----------------------------------------------------------------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required (i) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of the Shares tendered herewith, unless such holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the inside front cover hereof or (ii) if such Shares are tendered for the account of a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program (an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in
Section 3 of the Offer to Purchase. Share Certificates, or timely confirmation of a book-entry transfer (a "Book-Entry Confirmation") of such Shares into the Depositary's account at the Book-Entry Transfer Facility, as well as this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date. Shareholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedures for delivery by book-entry transfer on a timely basis may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Purchaser, must be received by the Depositary on or prior to the Expiration Date; and (iii) the Share Certificates (or a Book-Entry Confirmation) representing all tendered Shares, in proper form for transfer together with a properly completed and duly executed Letter of Transmittal (or a facsimile hereof), with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery. A "trading day" is any day on which Nasdaq National Market is open for business. If Share Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal (or facsimile hereof) must accompany each such delivery.

    THE METHOD OF DELIVERY OF SHARE CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING SHAREHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal or facsimile hereof, waive any right to receive any notice of the acceptance of this Shares for payment.

    3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares and any other required information should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

    4. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In such case, new certificate(s) for the remainder of the Shares that were evidenced by your old certificate(s) will be sent to you, unless otherwise provided in the box marked "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s), without alteration, enlargement or any other change whatsoever.

    If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

    If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

    If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority to so act must be submitted.

    When this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to or certificates for Shares not tendered or purchased are to be issued in the name of a person other than the registered owner(s). Signatures on such certificate(s) or stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Shares listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner(s) appear(s) on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

    6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, the Purchaser will pay, or cause to be paid any stock transfer taxes with respect to the transfer and sale of purchased Shares to it or its order pursuant to the Offer. If payment of the Merger Price is to be made to, or if certificates for Shares not tendered or purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of a person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person) payable on account of the transfer to such person will be deducted from the Merger Price received by such persons(s) pursuant to this Offer (i.e., the Merger Price will be reduced) unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

    EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check is to be issued in the name of and/or certificates for unpurchased Shares are to be returned to, a person other than the person(s) signing this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown on the front cover hereof, the appropriate boxes on this Letter of Transmittal should be completed. Book-Entry Shareholders may request that Shares not purchased be credited to such account maintained at such Book-Entry Transfer Facility as such Book-Entry Shareholder may designate hereon. If no such instructions are given, such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above. See Instruction 1.

    8. WAIVER OF CONDITIONS. Except as otherwise provided in the Offer to Purchase and subject to the consent of Purchaser, the Purchaser reserves the absolute right, in its sole discretion, to waive any of the conditions of the Offer or any defect or irregularity in the tender of any Shares of any particular shareholder, whether or not similar defects or irregularities are waived in the case of other shareholders.

    9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to the Information Agent at its addresses set forth below. Requests for additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to the Information Agent or to brokers, dealers, commercial banks or trust companies.

    10. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. Federal income tax law, a shareholder whose tendered Shares are accepted for payment is required to provide the Depositary with such shareholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Depositary is not provided with the correct TIN, the Internal Revenue Service may subject the shareholder or other payee to a $50 penalty, and payments that are made to such shareholder or other payee with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding.

    Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding requirements. In order for a foreign individual to qualify as an exempt recipient, it must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

    If backup withholding applies, the Depositary is required to withhold 31% of any such payments made to the shareholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

    To prevent backup withholding on payments that are made to a shareholder with respect to Shares purchased pursuant to the Offer, the shareholder is required to notify the Depositary of such shareholder's correct TIN by completing a Substitute Form W-9 certifying (i) that the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN), and
(ii) that (a) such shareholder is exempt from backup withholding, (b) such shareholder has not been notified by the Internal Revenue Service that such shareholder is subject to backup withholding as a result of a failure to report all interest or dividends or (c) the Internal Revenue Service has notified such shareholder that such shareholder is no longer subject to backup withholding.

    The words "Applied For" may be written in Part 3 of the Substitute From W-9 if the tendering shareholder has not been issued a TIN but has applied for a TIN or intends to apply for a TIN in the near future. If the words "Applied For" are written in Part 3, the shareholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below. Notwithstanding that the words "Applied For" are written in Part 3 and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Depositary.

    The shareholder is required to give the Depositary the TIN of the holder of the Shares. If the Shares are held in more than one name or not held in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute From W-9" for additional guidance on which number to report.

    11. LOST OR DESTROYED CERTIFICATES. If any certificate(s) representing Shares has been lost, destroyed, mutilated, or stolen, the shareholder should promptly notify the Depositary. The shareholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, mutilated, or destroyed certificates have been followed.

    IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE COPY HEREOF) OR AN AGENT'S MESSAGE TOGETHER WITH SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

                 TO BE COMPLETED BY ALL TENDERING SHAREHOLDERS
                              (SEE INSTRUCTION 10)
             PAYER'S NAME: AMERICAN STOCK TRANSFER & TRUST COMPANY

----------------------------------------------------------------------------------------------------------------
SUBSTITUTE                    PART 1--Taxpayer Identification Number--For                   PART 3
FORM W-9                      all accounts, enter your TIN in the box at
Department of the Treasury    right. (For most individuals, this is your            SOCIAL SECURITY NUMBER
Internal Revenue Service      social security number. If you do not have a                    OR
PAYER'S REQUEST FOR TAXPAYER  TIN, see Obtaining a Number in the enclosed
IDENTIFICATION NUMBER (TIN)   GUIDELINES.) Certify by signing and dating        EMPLOYER IDENTIFICATION NUMBER
                              below. Note: If the account is in more than      (IF AWAITING TIN WRITE "APPLIED
                              one name, see the chart in the enclosed                       FOR")
                              GUIDELINES to determine which number to give
                              the payer.
                              NAME (Please Print)
                              ADDRESS
                              CITY           STATE           ZIP CODE
----------------------------------------------------------------------------------------------------------------
PART 2--For payees exempt from backup withholding, see the enclosed GUIDELINES and complete as instructed therein.
CERTIFICATION--Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
CERTIFICATE INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed GUIDELINES.)
THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE
CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

SIGNATURE        DATE , 1999
----------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
             WROTE "APPLIED FOR" IN PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under the penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

    Signature:________________________________        Date:_______________, 1999

    Questions and requests for assistance or additional copies of the Offer to Purchase, Letter of Transmittal and other tender offer materials may be directed to the Information Agent at the location and telephone numbers set forth below:

                    THE INFORMATION AGENT FOR THE OFFER IS:

                      [LOGO OF BEACON HILL PARTNERS, INC.]

                                90 Broad Street
                            New York, New York 10004

                 Banks and Brokers Call Collect (212) 843-8500
                    All Others Call Toll Free (800) 350-6580

                      THE DEALER MANAGER FOR THE OFFER IS:

                      [LOGO OF FIRST SECURITY VAN KASPER]

                      10877 Wilshire Boulevard, Suite 1700
                         Los Angeles, California 90024

                                 (800) 225-8552